Exhibit 99.4

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                     INCREASE
                                                                                                                    (DECREASE)
Line                                                   1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR   VS PRIOR YEAR
                                                      --------    --------    --------    --------    ----------   -------------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                        $     65    $     70    $    108    $     39     $    282      $    (25)
2       Pinnacle West Energy                                --           1          13           3           17            19
3       APS Energy Services                                 (8)         --          (3)         --          (11)            2
4       SunCor                                              --          --           2           1            3            (8)
5       El Dorado                                            1          --          --          --            1            (1)
6       Parent Company                                       4          (4)         42          (7)          35            38
                                                      --------    --------    --------    --------     --------      --------

7          Income Before Accounting Change                  62          67         162          36          327            25

8       Cumulative Effect of Change in Accounting -
           Net of Tax                                       (3)         --         (12)         --          (15)          (15)
                                                      --------    --------    --------    --------     --------      --------

9          Net Income                                 $     59    $     67    $    150    $     36     $    312      $     10
                                                      ========    ========    ========    ========     ========      ========
     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10      Arizona Public Service                        $   0.76    $   0.82    $   1.27    $   0.46     $   3.30      $  (0.31)
11      Pinnacle West Energy                                --        0.02        0.16        0.04         0.21          0.24
12      APS Energy Services                              (0.10)         --       (0.03)         --        (0.12)         0.04
13      SunCor                                            0.01          --        0.03        0.01         0.04         (0.10)
14      El Dorado                                         0.01          --          --          --           --         (0.02)
15      Parent Company                                    0.05       (0.05)       0.49       (0.09)        0.42          0.44
                                                      --------    --------    --------    --------     --------      --------

16         Income Before Accounting Change                0.73        0.79        1.92        0.42         3.85          0.29

17      Cumulative Effect of Change in Accounting -
           Net of Tax                                    (0.03)         --       (0.15)         --        (0.17)        (0.17)
                                                      --------    --------    --------    --------     --------      --------

18         Net Income                                 $   0.70    $   0.79    $   1.77    $   0.42     $   3.68      $   0.12
                                                      ========    ========    ========    ========     ========      ========

19   BOOK VALUE PER SHARE                             $  28.83    $  28.17    $  29.37    $  29.46     $  29.46      $   1.37

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20      Average                                         84,966      85,042      84,909      84,824       84,930            (5)
21      End of Period                                   84,718      84,713      84,663      84,724       84,724             9

See Glossary of Terms.                                               Page 1 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                        1ST QTR     2ND QTR     3RD QTR     4TH QTR   TOTAL YEAR   VS PRIOR YEAR
                                                           --------    --------    --------    --------   ----------   -------------
     ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
     Retail
22      Residential                                        $    173    $    234    $    328    $    180    $    915      $     34
23      Business                                                199         258         276         219         952            17
                                                           --------    --------    --------    --------    --------      --------
24         Total retail                                         372         492         604         399       1,867            51
                                                           --------    --------    --------    --------    --------      --------
     Wholesale revenue on delivered electricity
25      Traditional contracts                                    26          55         (10)          2          73           (48)
26      Retail load hedge management                              5         182         364          27         578            17
        Marketing and trading -- delivered
27         Generation sales other than native load               87          51           4           6         148            32
28         Realized margin on electricity trading                12          17          (5)         38          62             6
29         Other delivered electricity (a)                      111         138          51          29         329            87
                                                           --------    --------    --------    --------    --------      --------
30         Total delivered marketing and trading                210         206          50          73         539           125
                                                           --------    --------    --------    --------    --------      --------
31      Total delivered wholesale electricity                   241         443         404         102       1,190            94
                                                           --------    --------    --------    --------    --------      --------
     Other marketing and trading
32      Realized margins on delivered commodities
           other than electricity (a)                            (5)        (12)         (1)          4         (14)           (5)
33      Prior period mark-to-market (gains) losses on
           contracts delivered during current period (a)          6           5         (37)        (51)         (1)            1
34      Change in mark-to-market for future-period
           deliveries                                            47          35         130          (9)        127           113
                                                           --------    --------    --------    --------    --------      --------
32      Total other marketing and trading                        48          28          92         (56)        112           109
                                                           --------    --------    --------    --------    --------      --------
36   Transmission for others                                      4           5           9           8          26            11
37   Other miscellaneous services                                 6           5           6           1          18            (9)
                                                           --------    --------    --------    --------    --------      --------
38         Total electric operating revenues               $    671    $    973    $  1,115    $    454    $  3,213      $    256
                                                           ========    ========    ========    ========    ========      ========
     ELECTRIC SALES (GWH)

     Retail sales
39      Residential                                           2,121       2,467       3,597       2,149      10,334           553
40      Business                                              2,824       3,445       3,724       3,071      13,064           310
                                                           --------    --------    --------    --------    --------      --------
41         Total retail                                       4,945       5,912       7,321       5,220      23,398           863
                                                           --------    --------    --------    --------    --------      --------
     Wholesale electricity delivered
42      Traditional contracts                                   569         598         (37)         83       1,214          (396)
43      Retail load hedge management                             75         736       1,847         382       3,040        (3,634)
        Marketing and trading -- delivered
44         Generation sales other than native load              623         436          73         256       1,388          (106)
45         Electricity trading                                2,291       2,359       3,553       3,828      12,031         2,772
46         Other delivered electricity                          759         810         267         746       3,659           698
                                                           --------    --------    --------    --------    --------      --------
47         Total delivered marketing and trading              3,673       3,605       3,893       4,830      17,078         3,364
                                                           --------    --------    --------    --------    --------      --------
48      Total delivered wholesale electricity                 4,318       4,939       5,703       5,295      21,332          (666)
                                                           --------    --------    --------    --------    --------      --------
49         Total electric sales                               9,263      10,851      13,024      10,515      44,730           197
                                                           ========    ========    ========    ========    ========      ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 29 and 32 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.                                               Page 2 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                         1ST QTR    2ND QTR    3RD QTR    4TH QTR    TOTAL YEAR    VS PRIOR YEAR
                                                             -------    -------    -------    -------    ----------    -------------
     MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
50            Generation sales other than native load         $  48      $  26      $   3      $   3        $  80          $  26
51            Other electricity marketing and trading (a)         4         43         14         56          117             48
                                                              -----      -----      -----      -----        -----          -----
52            Total electricity                                  52         69         17         59          197             74
53         Other commodities (a)                                 (5)       (12)        (1)         4          (14)            (5)
                                                              -----      -----      -----      -----        -----          -----
54         Total realized margin                                 47         57         16         63          183             69
                                                              -----      -----      -----      -----        -----          -----
        Prior-period mark-to-market (gains) losses on
           contracts delivered during current period
55         Electricity (a)                                        1         --        (38)       (38)         (11)            (9)
56         Other commodities (a)                                 12          5          1         (4)          25             25
57         Charge related to trading activities with Enron
              and its affiliates                                 --         --         --         (8)          (8)            (8)
                                                              -----      -----      -----      -----        -----          -----
58         Subtotal                                              13          5        (37)       (50)           6              8
                                                              -----      -----      -----      -----        -----          -----
59      Total current period effects (b)                         60         62        (21)        13          189             77
                                                              -----      -----      -----      -----        -----          -----
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61      Electricity                                              45         42        126         (2)         146            139
61      Other commodities                                         2         (6)         3         (7)         (18)           (25)
                                                              -----      -----      -----      -----        -----          -----
62      Total future period effects                              47         36        129         (9)         128            114
                                                              -----      -----      -----      -----        -----          -----
63   Total gross margin                                       $ 107      $  98      $ 108      $   4        $ 317          $ 191
                                                              =====      =====      =====      =====        =====          =====

     FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

     As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003, $22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $11 million was transferred to "realized" for the total year 2001. A $11 million realized gain is included in the $117 million on line 51 for the total year 2001.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                               Page 3 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                               INCREASE
                                                                                                     TOTAL  (DECREASE) VS
Line                                                    1ST QTR    2ND QTR    3RD QTR    4TH QTR      YEAR    PRIOR YEAR
                                                        -------    -------    -------    -------      ----    ----------
      MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN MILLIONS)

      BY COMMODITY SOLD OR TRADED

 64   Electricity                                        $  98      $ 111      $ 105      $  15      $ 328       $ 201
 65   Natural gas                                           (3)       (12)         9         (3)        (8)        (15)
 66   Coal                                                  14          2         (2)        (6)         7          10
 67   Emission allowances                                   (2)        (3)        (4)        (2)       (10)         (5)
 68   Other                                                 --         --         --         --         --          --
                                                         -----      -----      -----      -----      -----       -----
 69     Total gross margin                               $ 107      $  98      $ 108      $   4      $ 317       $ 191
                                                         =====      =====      =====      =====      =====       =====

      BY PINNACLE WEST ENTITY

      Parent company marketing and trading division
 70     Generation sales other than native load          $  --      $  --      $  --      $  --      $  --       $  --
 71     Other marketing and trading                          7          3         74         (6)        78          80
      APS
 72     Generation sales other than native load             48         26          2          3         79          25
 73     Other marketing and trading                         53         68         32          3        156          82
      Pinnacle West Energy
 74     Generation sales other than native load             --         --         --         --         --          --
 75     Other marketing and trading                         --         --         --         --         --          --
      APS ES
 76     Other marketing and trading                         (1)         1         --          4          4           4
                                                         -----      -----      -----      -----      -----       -----
 77   Total gross margin before income taxes             $ 107      $  98      $ 108      $   4      $ 317       $ 191
                                                         =====      =====      =====      =====      =====       =====

See Glossary of Terms.                                               Page 4 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                INCREASE
                                                                                                     TOTAL   (DECREASE) VS
Line                                            1ST QTR      2ND QTR      3RD QTR      4TH QTR        YEAR     PRIOR YEAR
----                                            -------      -------      -------      -------        ----     ----------
      AVERAGE ELECTRIC CUSTOMERS

      Retail customers
 78     Residential                             775,317      770,335      773,321      786,382      776,339       27,054
 79     Business                                 97,222       98,065       98,874       98,631       98,198        4,070
                                                -------      -------      -------      -------      -------      -------
 80     Total                                   872,539      868,400      872,195      885,013      874,537       31,124
 81   Wholesale customers                            68           66           66           66           66           (1)
                                                -------      -------      -------      -------      -------      -------
 82     Total customers                         872,607      868,466      872,261      885,079      874,603       31,123
                                                =======      =======      =======      =======      =======      =======

 83     Customer Growth (% over prior year)         4.0%         3.9%         3.7%         3.2%         3.7%        (0.4)%

      RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

 84   Residential                                 2,037        2,204        3,307        2,129        9,677          207
 85   Business                                    2,825        3,321        3,618        3,013       12,777          134
                                                -------      -------      -------      -------      -------      -------
 86     Total                                     4,862        5,525        6,925        5,142       22,454          341
                                                =======      =======      =======      =======      =======      =======

      RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

 87   Residential                                 2,737        3,203        4,651        2,733       13,312          259
 88   Business                                   29,047       35,130       37,666       31,136      133,037       (2,459)


      RETAIL ELECTRICITY USAGE -
        WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

 89   Residential                                 2,627        2,861        4,276        2,707       12,465         (174)
 90   Business                                   29,057       33,865       36,595       30,548      130,115       (4,202)


      ELECTRICITY DEMAND (MW)

 91   System peak demand                          3,661        5,358        5,687        3,898        5,687          209

See Glossary of Terms.                                               Page 5 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                     INCREASE
                                                                                          TOTAL   (DECREASE) VS
Line                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR       YEAR      PRIOR YEAR
                                        -------     -------     -------     -------       ----      ----------
      ENERGY SOURCES (GWH)

      Generation production
 92     Nuclear                           2,261       1,985       2,320       1,818       8,384        (457)
 93     Coal                              2,901       3,245       3,223       3,203      12,572          63
 94     Gas, oil and other                1,007       1,256       1,157         583       4,003       1,219
                                         ------      ------      ------      ------      ------      ------
 95       Total                           6,169       6,486       6,700       5,604      24,959         825
                                         ------      ------      ------      ------      ------      ------
      Purchased power
 96     Firm load                           170         845       1,734         212       2,961         446
 97     Marketing and trading             3,126       3,905       5,667       4,955      17,653      (1,240)
                                         ------      ------      ------      ------      ------      ------
 98       Total                           3,296       4,750       7,401       5,167      20,614        (794)
                                         ------      ------      ------      ------      ------      ------
 99       Total energy sources            9,465      11,236      14,101      10,771      45,573          31
                                         ======      ======      ======      ======      ======      ======

      POWER PLANT PERFORMANCE

      Capacity Factors
100     Nuclear                              96%         84%         97%         76%         88%         (5)%
101     Coal                                 78%         87%         85%         85%         84%          1%
102     Gas, oil and other                   39%         46%         38%         20%         37%         10%
103     System average                       71%         73%         73%         62%         70%          1%

      Generation Capacity Out of Service
      and Replaced for Native Load
      (average MW/day)
104     Nuclear                              57         180          26         246         127          47
105     Coal                                284         166         129          90         167          13
106     Gas                                  36          52          24          16          32          10
107       Total                             376         398         179         352         326          70

108   Generation Fuel Cost ($/MWh)       $19.64      $19.28      $13.21      $12.51      $16.22      $ 2.50

See Glossary of Terms.                                               Page 6 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                  INCREASE
                                                                                                       TOTAL   (DECREASE) VS
Line                                                   1ST QTR     2ND QTR    3RD QTR     4TH QTR       YEAR     PRIOR YEAR
                                                       -------     -------    -------     -------       ----     ----------
      ENERGY MARKET INDICATORS (A)

      Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
109       Palo Verde                                   $214.21     $182.71     $49.80      $26.89      $118.41      $ 6.98
110       SP15                                         $219.66     $186.30     $45.61      $28.38      $119.99      $12.64
        Off-Peak
111       Palo Verde                                   $130.40     $ 70.32     $27.22      $18.33       $61.57      $ 8.55
112       SP15                                         $159.80     $ 84.78     $28.92      $20.41       $73.48      $12.74

      WEATHER INDICATORS

      Actual
113     Cooling degree-days                                106       1,733      2,663         620        5,122         539
114     Heating degree-days                                657          43         --         460        1,160         192
115     Average humidity                                    50%         25%        31%         39%          36%          2%
      10-Year Averages
116     Cooling degree-days                                 71       1,458      2,454         398        4,381          --
117     Heating degree-days                                556          35         --         435        1,026          --
118     Average humidity                                    45%         25%        34%         40%          36%          0%

      ECONOMIC INDICATORS

      Building Permits -- Metro Phoenix (b)
119     Single-family                                    8,681       9,270      8,264       6,240       32,455         (54)
120     Multi-family                                     3,918       1,820      2,514         717        8,969      (1,259)
                                                        ------      ------     ------      ------       ------      ------
121       Total                                         12,599      11,090     10,778       6,957       41,424      (1,313)
                                                        ======      ======     ======      ======       ======      ======

      Arizona Job Growth (c)
122     Payroll job growth (% over prior year)             2.9%        1.4%       0.2%       (0.9)%        0.9%       (3.0)%
123     Unemployment rate (%, seasonally adjusted)         4.1%        4.3%       4.2%        5.4%         4.5%        0.6%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.                                               Page 7 of 7